                           UNDISCOVERED MANAGERS FUNDS

                    Supplement dated October 19, 2000 to the
             Institutional Class Prospectus dated December 28, 1999

         EFFECTIVE AS OF OCTOBER 19, 2000, THE 1.00% REDEMPTION FEE IMPOSED ON SHAREHOLDERS OF UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND HAS BEEN ELIMINATED. CONSEQUENTLY, UNDER "THE FUNDS' FEES AND EXPENSES" ON PAGE 24 OF THE PROSPECTUS, THE INFORMATION IN THE TABLE RELATING TO SHAREHOLDER FEES OF UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND AND THE EXAMPLE RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND ARE REPLACED WITH THE FOLLOWING:


                                                                                        BEHAVIORAL
                                                                                           VALUE
                                                                                           FUND

                                                                                       Institutional
                                                                                           Class

         SHAREHOLDER FEES (fees paid directly from your investment)
         ---------------------------------------------------------------------------- ----------------
         Maximum Sales Charge (Load) Imposed on Purchases                                  none

         Maximum Deferred Sales Charge (Load)                                              none

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       none

         Redemption Fees (as a percentage of amount redeemed, if applicable) (1)           none

         Exchange Fees (as a percentage of amount exchanged, if applicable)                none

         Example

         This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

         This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year,
         (iii) you redeem all of your shares at the end of those periods and
         (iv) each Fund's operating expenses remain the same. For the Funds that impose a redemption fee, costs are also shown for when you do not redeem your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            BEHAVIORAL VALUE FUND
                One Year ...............           $  143
                Three Years.............           $2,266
                Five Years..............           $3,670
                Ten Years...............           $6,839

         (1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

IN ADDITION, UNDER "SELLING SHARES -- CONTINGENT REDEMPTION FEE" ON PAGE 43 OF THE PROSPECTUS, ALL REFERENCES TO UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND IMPOSING A REDEMPTION FEE ARE HEREBY DELETED.